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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                             -----------------------

           Date of Report                                      April 16, 2004
           --------------
 (Date of earliest event reported):

                        Extendicare Health Services, Inc.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware               333-43549; 333-97293            98-0066268
           --------               --------------------            ----------
        (State or other         (Commission File Numbers)      (IRS Employer
jurisdiction of incorporation)                               Identification No.)

              111 West Michigan Street, Milwaukee, Wisconsin 53203
              ----------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (414) 908-8000
                                 --------------
                         (Registrant's telephone number)



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Item 5. Other Events and Regulation FD Disclosure.

                  On April 16, 2004, Extendicare Health Services, Inc. (the "Company"), issued a press release announcing that the Company priced $125 million aggregate principal amount of its 6.875% Senior Subordinated Notes due 2014 (the "2014 Notes"), to be issued pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended. Pursuant to Rule 135c of the Securities Act of 1933, as amended, the Company is filing a copy of such press release as Exhibit 99.1 hereto, which is incorporated by reference herein.

                  In April 2004, coterminous with its offering of the 2014 Notes, the Company terminated its existing interest rate swap and cap agreements for a aggregate gain of $3.3 million to be recognized in the second quarter of 2004. In addition, to hedge its exposure to fluctuations in market value, the Company entered into two new interest rate swap agreements and two new interest rate cap agreements relating to the 9.50% Senior Notes due 2010 (the "2010 Notes") and the 2014 Notes.

                  The interest rate swap agreement relating to the 2010 Notes expires July 1, 2010 and has a notional amount of $150.0 million. This agreement effectively converted up to $150.0 million of fixed rate indebtedness into variable interest rate indebtedness. The interest rate cap agreement relating to the 2010 Notes expires July 1, 2010 and also has a notional amount of $150.0 million. Under this cap agreement, EHSI paid an upfront fee of $3.5 million to the counterparty that will be amortized to interest expense over the term of the cap. EHSI will receive a variable rate of interest equal to the excess, if any, of the six-month LIBOR rate, adjusted semi-annually, over the cap rate of 7%.

                  The interest rate swap agreement relating to the 2014 Notes expires May 1, 2014 and has a notional amount of $125.0 million. This agreement effectively converted up to $125.0 million of fixed rate indebtedness into variable interest rate indebtedness. The interest rate cap agreement relating to the 2014 Notes expires May 1, 2014 and also has a notional amount of $125.0 million. Under this cap agreement, EHSI pays a fixed rate of interest equal to 0.75% to the counterparty and receives a variable rate of interest equal to the excess, if any, of the six-month LIBOR rate, adjusted semi-annually, over the cap rate of 7%.

Item 7. Financial Statements and Exhibits.

                  (a)      Not applicable.

                  (b)      Not applicable.

                  (c) Exhibits. The following exhibit is being filed herewith:

                           (99.1) Extendicare Health Services, Inc. Press Release dated April 16, 2004.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             EXTENDICARE HEALTH SERVICES,
                                                INC.

Date:    April 16, 2004

                                             By:
                                                 -------------------------------
                                                 Mark W. Durishan
                                                 Vice President, Chief Financial
                                                    Officer and Treasurer


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                        EXTENDICARE HEALTH SERVICES, INC.

                   EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K
                              DATED APRIL 16, 2004

Exhibit
 Number


(99.1)      Extendicare Health Services, Inc. Press Release dated April 16, 2004



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